Exhibit 32(i)

Nucor Corporation

2017 Form 10-K

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. § 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Nucor Corporation (the “Registrant”) for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James D. Frias, Chief Financial Officer, Treasurer and Executive Vice President (principal financial officer) of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James D. Frias
Name:	James D. Frias
Date:	February 28, 2018